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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                OCTOBER 20, 2000
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                           1-8993                  94-2708455
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organizatio  n)      file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)


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ITEM 5.         OTHER EVENTS.


On October 20, 2000, White Mountains Insurance Group, Ltd. announced that it had received a favorable tax ruling from the Internal Revenue Service regarding issues related to its 1991 sale of Fireman's Fund Insurance Company to Allianz of America, Inc.

The Registrant's press release dated October 20, 2000 announcing this information is attached herewith as Exhibit 99(a) and is incorporated by reference in its entirety.




ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        Exhibits.  The following exhibits are filed herewith:

     EXHIBIT NO.               DESCRIPTION

99 (a) Text of press release issued by White Mountains Insurance Group, Ltd., dated October 20, 2000.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                      WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: October 20, 2000        By:  /s/___________________________
                                    Michael S. Paquette
                                    Senior Vice President and
                                    Controller